UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________________
Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2009

Hooper Holmes, Inc.
(Exact name of registrant as specified in its charter)

001-33362
(Commission File Number)
New York	22-1659359
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)
170 Mt. Airy Road, Basking Ridge, New Jersey 07920
(Address of principal executive offices, with zip code)
(908) 766-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2009, Quentin J. Kennedy resigned as a member of the Board of Directors of Hooper Holmes, Inc. (the “Company”).  The Board of Directors has appointed Dr. Leslie Hudson, a current member of the Board of Directors, to the Audit Committee to fill the vacancy created by Mr. Kennedy’s resignation.  The Board of Directors, in accordance with the Company’s Bylaws, has reduced the size of the Board of Directors and set the number of directors at seven, effective April 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

Date: April 6, 2009	By:	/s/ Michael J. Shea
Michael J. Shea
Senior Vice President, Chief Financial and Accounting Officer